AEGION™

WHAT'S THE DIFFERENCE?

Investor Presentation

March 2013

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission under the name Aegion Corporation on February 27, 2013 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion™, Insituform®, the Aegion® logo, the Insituform® logo, InsituMain®, United Pipeline Systems®, Tite Liner®, Bayou Companies™, Corrpro®, Fibrwrap®, Tyfo® Fibrwrap®, Fyfe™ and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

At Aegion, We Protect Infrastructure — Primarily Pipelines

PIPELINES

>90% (of 2012 Revenues)

Municipal Water/Wastewater,
Industrial, Oil, Gas, Mining



ROBOTIC COATING
INTERNAL COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
LINERS
FIBER POLYMER
CONCRETE COATING
CATHODIC PROTECTION

COMMERCIAL STRUCTURES

<10% (of 2012 Revenues)

Commercial Buildings,
Industrial and Waterfront Structures,
Bridges, Roads, Tunnels



FIBER POLYMER
FIBER POLYMER

What Is It We Do Well?

Structural Integrity
- Pipe, commercial building and other asset strengthening
- Unmatched experience in extending average asset design life
- High quality, long lasting *performance*

Market Expertise
- Understand the dynamics of municipal, energy and mining industries
- Strong brand recognition supports expansion of newer technologies into new markets
- Strong customer relationships and global reach brings solid foundation/platform for international growth



COMMERCIAL & STRUCTURAL
ENERGY & MINING
WATER & WASTEWATER
STRUCTURAL INTEGRITY
MARKET EXPERTISE
CORROSION AND ABRASION PROTECTION
MANUFACTURING

Corrosion and Abrasion Protection
- Non-disruptive technologies and services
- High-density polyethylene (HDPE) pipelining system for energy and mining pipelines
- Front-end engineering design and construction using cathodic protection technologies
- Base and specialized pipeline coatings and insulation services
- Cured-in-Place Pipe (CIPP) solutions for water/wastewater pipelines

Manufacturing
- Emphasis on product development and intellectual property
- Proprietary resin and epoxy formulations
- Manufacturing engineered solutions
- Custom design manufacturing and installation equipment for quality results
- ISO certified processes

WHAT'S THE DIFFERENCE? | AEGION™

Aegion Is…

A Diversified Growth and Return Oriented Company

Energy & Mining
Growth Outlook: Moderate to High



Pipeline Protection

- Strong energy demand sustaining commodity prices and capital spend
- Pipeline protection aided by regulatory/environmental concerns
- Strong market opportunities
  - Gulf of Mexico
  - Canadian Oil Sands
  - North America shale plays
  - Middle East pipeline growth
  - Asia-Pacific economic growth

Commercial & Structural
Growth Outlook: High



Rehabilitation and Strengthening

- Fast growing commercial rehabilitation market
- North America addressable market[1]:
  - 2012: $650 million
  - 2016: > $1.5 billion
- Fyfe/Fibrwrap driving conversion from traditional rehabilitation methods
- Strong need for force protection (seismic/anti-terrorism)

Water & Wastewater
Growth Outlook: Low to Moderate



Rehabilitation Linings

- Insituform is the global leader in trenchless cured-in-place rehabilitation and is well-positioned to execute under any market condition
- Global infrastructure needs are immense
- Municipal spending constraints due to U.S. / European economic conditions

[1] IBIS Global Reports, May 2011 and Company Estimates

WHAT'S THE DIFFERENCE? | AEGION™

Diversification Strategy Provides Margin Expansion Opportunities

Higher Margin Technologies Drive Growth



Stable
Growth
High Growth
Gross Margin Profile
60%
50%
40%
30%
20%
10%
Insituform
European W&W
Asia-Pacific W&W
North American W&W
corrpro
ACQUIRED PRICE P/EBITDA [1]
March '09 $92M 5x to 6x
BAYOU
ACQUIRED PRICE P/EBITDA [1]
February '09 $125M 5x to 6x
ACQUIRED PRICE P/EBITDA [1]
June '11 $39M 5x to 6x
FYFE
FIBRWRAP
ACQUIRED PRICE P/EBITDA [1]
North America: August '11 $116M 10x to 11x
Latin America /Asia: January and April '12 $44M 10x to 11x
united
[1] Previous 12 month data at the time of acquisition

2012 Gross Profit Profile



Energy & Mining
Water & Wastewater
Commercial & Structural
15%
52%
33%

2012 Revenue Mix Profile



Municipal Water and Wastewater
Industrial Contracting
Manufacturing
Licensing/Royalties
Coating and Related
Structural
Engineering and Consulting
16%
38%
7%
11%
0.4%
7%
20%

Typically over 40% of E&M revenues are from recurring maintenance activities

WHAT'S THE DIFFERENCE? | AEGION™

Aegion's Transformation Resulted in Significant Compounded Annual Growth since 2007 – Both Organic and Acquired

+16% Revenues


2007-2012 CAGR
-1.2%
66%
-10.0%
30.0%
70.0%

+20% Gross Profit


2007-2012 CAGR
-0.9%
52%
-10.0%
10.0%
30.0%
50.0%

+44%

Operating Income

(Non-GAAP)


2007-2012 CAGR
25%
44%
0.0%
20.0%
40.0%
60.0%

Water and Wastewater

Energy and Mining

Commercial and Structural formed in 2011. Financials included in total but not segment comparisons

WHAT'S THE DIFFERENCE? AEGION

Energy & Mining Has Powerful Products


TITE LINER®
CRTS ROBOTICS
INTERNAL COATING
EXTERNAL COATING
CONCRETE COATING
INSULATION COATING
CATHODIC PROTECTION

United Tite Liner®

Advantage: Proprietary and efficient installation methods

Geography: North America, Middle East, Australia, Chile, Argentina, Peru, Colombia

Products: High Density Polyethylene (HDPE)

Competitors: Unprotected steel, thicker linings

CRTS Robotics

Advantage: Cost saving fast and efficient patented offshore technology

Geography: North America, Middle East

Products: Robotics train for inspecting, cleaning and applying anti-corrosive epoxy coatings

Competitors: No coatings or manual applications on land

Bayou Coatings –

Advantage: Full service facilities in Southern US and Canada

Geography: North America, Gulf of Mexico

Products: FBE, 3-layer polyethylene, 3-layer polypropyne, concrete, insulation, rubberized asphalt

Competitors: Bredero Shaw, pipe mills producing smaller diameter pipe

Corrpro

Advantage: Industry leader in corrosion prevention with significant scale

Geography: North America, Middle East

Products: Engineering design, maintenance, monitoring and installation of cathodic protection systems

Competitors: Numerous small companies

MARKET DYNAMICS (United Tite Liner)

Strong commodity pricing driving increased global spending

Increasing international presence

MARKET DYNAMICS (CRTS Robotics)

Global offshore market pipeline development

Need for high efficiency

MARKET DYNAMICS (Bayou Coatings)

Gulf of Mexico/Transcontinental pipeline development

US Shale Plays/Canadian Oil Sands development

MARKET DYNAMICS (Corrpro)

Global pipeline development/ maintenance

Regulations increase spending

Energy & Mining Can Access Powerful Markets

ESTABLISH STRONG PRESENCE IN SUSTAINED CAPITAL SPEND MARKETS



Pipeline Markets
Sustained
Developing
Emerging

	12/31/12	9/30/12	12/31/11
Energy & Mining Backlog	$243.8M	$250.7M	$256.4M

WHAT'S THE DIFFERENCE? AEGION™

Strong Demand Sustains Near Term Pipeline Spend

2013 Energy & Mining Outlook

- Complete the remaining 25% of the $67M UPS/Morocco Tite Liner® joint venture project
- Complete 70% of the remaining $23 million for the CRTS/Wasit project
- Corrpro revenues expected to grow low double digits with 12%-13% operating margins
- Offshore Gulf of Mexico and Canadian pipeline activity for 2013 provides foundation for continued growth for Bayou
    - Insulation coating facility at New Iberia, LA creates opportunity for deep water projects in late 2013 or 2014

Global E&P Spending Outlook



Actual
Estimate
13% CAGR
11% CAGR
Capital Spending ($ in Millions)
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
U.S.
Canada
Outside North America

Source: Barclays Capital, Global 2012 E&P Spending Outlook

$1.4 Trillion Expected Global Pipeline CAPEX 2012-2017



North America
Central and South America
Australia
Middle East
77%
16%
5%
3%

Source: Pipeline & Gas Journal 2012 Worldwide Pipeline Construction Report Oil & Gas Journal Vol-110 Issue 3

Capital Spend Outlook

- Acceleration in worldwide spending led by increased international expenditures and solid growth in North America
- Large portion of capital spend will be on large-scale infrastructure projects, including ***pipelines***, LNG terminals and temporary fixed offshore platforms
- Expenditures will also include maintenance of existing oil and gas facilities and ***pipelines***
- Current global economic uncertainty does not appear to impact longer term fundamentals in a material way

Pipeline Spend Outlook

- Pipeline expenditures in North America are expected to be 15% of total expenditures from exploration and production of shale gas
- Expenditures in Central and South America will be largely for offshore projects in Peru, Colombia, Brazil, Mexico and other countries
- 83% of the expected Middle East spend will be in pipeline construction, pump stations and equipment and line pipes

WHAT'S THE DIFFERENCE? AEGION™

Fibrwrap® Redefining Standards for Structural Rehabilitation



2013 Preliminary Commercial & Structural Outlook

- 30% topline growth at gross margins greater than 40% and operating margins in the mid-to-high teens
- Fyfe North America, Asia and Latin America have opportunities in pipelines, commercial and industrial structures and transportation end markets

Fiber-Reinforced Polymer (FRP)

- A composite material consisting of fibers (carbon, e-glass, kevlar, etc.) in conjunction with a polymer resin system to form FRP
  - → Aegion has the patented Tyfo® Fibrwrap® technology
- FRP materials have revolutionized the aerospace, automotive, marine and other commercial markets
- FRP composites capitalize on a high strength-to-weight ratio, low profile and inherent resistance to corrosive environments

Key End Markets



Pipeline Rehabilitation: Rehabilitation and repair



Force Protection: Primary and secondary events



Concrete Repair: Complete restoration





Exterior and Interior Strengthening: Restore lost capacity or increase structural strength

Fibrwrap® Opportunity into New Applications and Markets

Annual $200 Million North American Fiber-Reinforced Polymer (FRP) Market



FRP SPEND=$200M +
22%
46%
19%
11%
2%
Buildings
Pipeline
Transportation
Waterfront
Industrial

Source: IBIS Global Reports, May 2011

North American Market Dynamics

- Current addressable market for Fibrwrap® is $650 million
- Expect market to expand to more than $1.5 billion by 2016
- Market growth through greater acceptance by commercial owners and engineering firms
- Fyfe focus is on buildings, transportation and pipelines

	12/31/12	9/30/12	12/31/11
Commercial & Structural Backlog	$50.8M	$46.7M	$19.6M

Strategy / Approach

North America

1. Investment to support accelerated conversion from traditional methods through account management approach
2. Seize opportunity to capture seismic and force protection opportunities—especially in federal buildings
3. Invest for innovation to maintain patents and open new markets with new products

Asia-Pacific

1. Fyfe Asia acquisition gives Aegion access to key cities in the region including Hong Kong and Singapore
2. Seismic reinforcement in Pacific rim represents a prime opportunity—especially in Japan and Indonesia
3. Collaborate with Insituform Asia-Pacific to introduce Fibrwrap® in Australia

Latin American Strategy

1. Focus on bridge and building markets where Fibrwrap® meets a critical need
2. Launch Fibrwrap® in Brazil in next 12-18 months

WHAT'S THE DIFFERENCE? | AEGION™

Industry Dynamics Limit Water & Wastewater Growth Outlook

Insituform® Cured-in-Place Pipe Rehabilitation







- 40-year leader; pioneered trenchless CIPP wastewater pipe rehabilitation
- Vertically integrated manufacturer and contractor of CIPP
- Global presence through scale



Insituform U.S. Bidding Win Rate
51% Average Win Rate
Win Rate (%)
60.0%
40.0%
20.0%
0.0%
2006
2007
2008
2009
2010
2011
2012

	12/31/12	9/30/12	12/31/11
Global Backlog ($M)	$241.6M	$222.9M	$188.2M

Global Pipeline Rehabilitation



Capital Spend in $ Millions
12,000
10,000
8,000
6,000
4,000
2,000
0
Worldwide Network Rehab
Gap expected to widen from insufficient spend
CIPP Spend
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Source: Global Water Intelligence 2009

Insituform Leadership Despite Industry Dynamics

- The need for pipeline rehabilitation remains strong as ever
- However, returns are low and municipal spending is not expected to narrow the gap
- Insituform created its leadership position through innovation and will preserve it through consistency and execution

WHAT'S THE DIFFERENCE? AEGION™

North America Demonstrated Improved Margins and Cash Generation in 2012 for Water and Wastewater Platform

	North America	Europe	Asia-Pacific
Strategy	• Repositioned U.S. for profitability → Bidding discipline for improved gross margins → Investment in project management and logistics to manage larger number of transactions through efficient crew utilization → Increase third-party product sales	• Execute European strategy of adopting right route to market for maximum margins and returns → Contracting in only more established countries → Licensing and distribution agreements for direct product sales → Product sales to competing contractors	• Focus on project-based execution strategy in emerging CIPP markets • Diversification within Australia contracting market • Opportunity in Malaysia opens new market • Revised approach in India and Singapore for contracting, third-party product sales focus going forward
Status	• Achieved stability with improved margins • Current strong backlog and bid table support sustaining margins • Market remains challenging with high proportion of small diameter projects and smaller transaction sizes	• Municipalities delaying existing and new projects because of economic crisis • Backlog in more established U.K. and Netherlands markets support contracting; significant potential for improvement in third-party tube sales	• Awarded three contracts valued at $8.9 million in Brisbane, Australia • Move beyond legacy projects in Singapore; focus on third-party tube sales • Execute on first work release in Malaysia • Establishing business framework to successfully participate in India as sole operator



U.S. Stimulus Program
Market Contraction
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
NAR Revenues (in '000)
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
NAR Margin Percentage
Revenues
Gross Margins
Operting Margins

2013 Water & Wastewater Outlook

- Stable U.S. market; focus on improving margins with modest revenue growth
- Continued growth expected in Canada and recovery in Australia primarily outside of Sydney
- Close out of older and costlier projects in Singapore; successfully execute work releases in Malaysia; new strategy in India
- Focus on greater operating efficiencies in Asia by optimizing operating expense requirements by project instead of a going business concern approach
- Economic uncertainty in Europe - optimize mix between contracting and third-party product sales
- Leverage Insituform® manufacturing leadership

WHAT'S THE DIFFERENCE? AEGION™

Greater than $100 Million in Cash Flow From Operations Expected in 2013

2008-2012 Uses of Cash



1% Stock Repurchases
Debt Payments
22%
Other [1]
1%
CAPEX
13%
62%
Acquisitions
Acqiusitions
CAPEX
Debt Payments
Stock Repurchases
Other

[1] Sale of fixed assets, patent expenditures, dividends to non-controlling interest



Credit Facility Limit
Debt/EBITDA
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.8x
1.0x
2.4x
1.99x
< 2.0x
2009
2010
2011
2012
2013F

Significant Free Cash Flow Expected in 2013

- Earnings growth and improved working capital management are the catalysts for the expected strong cash from operations in 2013 of more than $100 million
- CAPEX between $35 million and $40 million for maintenance spend and to support growth opportunities
- $28 million debt repayment per terms of credit facility agreement

Balance Sheet Strength

- Balance sheet expected to strengthen in 2013 and beyond as a result of organic growth
- Maintained a strong balance sheet through acquisition period from 2009 through 2012
- New $500 million credit facility established on June 30, 2012 based on balance sheet strength and expected growth outlook
- Comfortably within debt covenants as of December 31, 2012
  - → November $5 million share buyback program completed
  - → Initiated another $5 million share buyback program for 2013

Why Does It Matter?

AEGION ASPIRES TO BE A SUSTAINABLE PREMIUM RETURN COMPANY – WE ARE DRIVING ROIC[1] TOWARD 15%

Organic Non-GAAP Earnings per Share Growth


$0.86
$1.04
$1.54
$0.93
$1.40
$1.60 to $1.80
2008
2009
2010
2011
2012
2013F

2013 Diluted Earning per Share

- Positive outlook expected in second full year of Aegion's three platform strategy
- Energy & Mining benefits from sustained capital spend in key energy markets, especially North America and the Middle East
- Commercial & Structural platform well positioned in infrastructure rehabilitation growth markets, primarily in pipelines and buildings
- Stability in North America and Europe as well as recovery in Asia-Pacific regions provide opportunity for operating income growth in the Water & Wastewater platform

Improving ROIC Trend Expected in 2013


Return on Invested Capital
6.4%
6.7%
9.0%
5.7%
7.4%
9% to 10%
2008
2009
2010
2011
2012
2013F

[1] $ROIC = \frac{NOPAT + \text{Equity Earnings} - \text{Non-Controlling Interest}}{[(\text{Total Assets} - \text{Non-Interest Bearing Liabilities}) - (\text{Cash and Cash Equivalents})]}$

2013 Return on Invested Capital

- Financial recovery in Asia-Pacific and Europe Water & Wastewater segments
- Continued growth from Energy & Mining, Commercial & Structural and North America Water & Wastewater
- Commitment to improving working capital management and optimizing asset base drive incremental reduction in invested capital
- **Reasonable to expect 100 to 200 basis point annual improvement**

Where We Are Going

2012 MARKED THE BEGINNING OF A NEW ERA OF SUSTAINABLE GROWTH

→ Key platforms established in Energy & Mining and Commercial & Structural segments

→ Focused on improving ROIC towards the goal of 15% through expanding margins and earnings growth

AEGION IS FINANCIALLY STRONG TO SUPPORT OPPORTUNISTIC ACQUISITIONS AND STRATEGIC INVESTMENTS

FOUNDATION FOR GROWTH IN 2013 AND BEYOND

Energy & Mining

- Comprehensive portfolio of technologies to protect pipelines
- Expanding Corrpro to increase recurring revenue base and to be a distribution platform for other E&M technologies through more than 300 alliances
- United Pipeline Systems expanding further into the Middle East, South America, Mexico and Australia
- Renewed activity in the Gulf of Mexico and strong markets in Canadian Oil Sands and North America shale plays support Bayou's coating operations
- Driving acceptance of the CRTS offshore robotics technology in targeted oil and gas markets

Commercial & Structural

- Fyfe North America focused on pipelines, buildings, transportation and concrete repair end markets
- Invest to establish a force protection market centered on seismic and blast protection capabilities
- Fyfe Asia and Fyfe Latin America offer international expansion opportunities
- Structural rehabilitation market can deliver higher margins and strong growth through conversion from traditional rehabilitation methods to Fibrwrap®

Water & Wastewater

- Consistency through better execution across all end markets
- Stable U.S. performance with improving margins
- Focus in Europe is to select appropriate routes to market between contracting, licensing, distribution partnerships and third party manufacturing sales
- Australia remains a strong contracting market
- Shift strategy to a project-based approach in Asia instead of establishing high cost going-concern business entities

Appendix

Offshore Production Expected to Increase to Help Meet Demand

Global Offshore Production Increasing



Oil Production ('000 b/d)
12,000
10,000
8,000
6,000
4,000
2,000
-
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Others
US GOM
Nigeria
Angola
Brazil

Source: Wood Mackenzie

Offshore Outlook

- Expected demand and resulting high oil prices have funded more expensive development of oil and natural gas resources
- Deep water development is expected to represent a significant portion of future production

Energy & Mining Coating Technologies Positioned for Key Offshore Markets

	U.S. Gulf of Mexico	Brazil	Nigeria/Angola/Others
New Pipe Coatings	BAYOU	BAYOU	
Internal Welded Joint Coatings	CRTS	CRTS	CRTS

Energy & Mining Technologies Help to Protect and Extend Pipeline Useful Life


U.S. Historical Pipeline Incidents
Number of Incidents
100
90
80
70
60
50
40
30
20
10
0
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
MATERIAL AND/OR WELD FAILURES
EQUIPMENT
CORROSION

Source: U.S. DOT Pipeline & Hazardous Materials Safety Administration. Data for incidents deemed significant


Aging Global Pipeline Infrastructure
15%
18%
67%
>21 Years
11-20 Years
<10 Years

Source: Pipeline & Gas Journal

Full Suite of Technologies for Pipe Protection

Corrosion Monitoring	High Interior Corrosive & Abrasive Flows	Interior and Exterior Corrosion	Welded Joints Corrosion
corrpro	united	BAYOU	CRTS CCSI

Aegion 2013 Guidance as of February 26, 2013

2013 Consolidated Guidance

Diluted Earnings per Share	$1.60 to $1.80
Cash Flow from Operations	>$100 million
CAPEX	$35 million to $40 million
Return on Invested Capital	9 percent to 10 percent

Energy & Mining

E&M Revenues	Up low single digits
Corrpro	Low to mid-double digit growth
E&M Operating Margins	11 percent to 12 percent
Corrpro Operating Margins [1]	12 percent to 13 percent

Commercial & Structural

Revenues	Approximately 30% growth
Gross Margins	>40 percent
Operating Margins	Mid to high teens

Water & Wastewater

North American Revenues	Mid-to-high single digit growth
North America Gross Margins	Low 20 percent range
North America Operating Margins	High single digits
Europe Operating Profit	$3 million to $4 million
Asia-Pacific Operating Profit	Break-even to a slight profit

[1] Before corporate expense allocation

WHAT'S THE DIFFERENCE? | AEGION™

Non-GAAP Fourth Quarter and Full Year Financial Results

(Thousands, except margins and per share information)	4Q'12	4Q'11	2012	2011
Revenues	$ 274,683	$ 256,795	$ 1,027,963	$ 938,585
Gross Profit	65,224	63,481	243,109	203,124
Gross Margins	*23.7%*	*24.7%*	*23.6%*	*21.6%*
Earnout Reversal	(3,127)	--	(10,019)	(1,700)
Operating Income	24,248	22,318	82,246	53,060
North America Water & Wastewater	5,695	4,186	22,057	6,749
European Water & Wastewater	877	2,416	2,117	6,697
Asia-Pacific Water & Wastewater	(2,276)	(1,647)	(10,614)	(2,339)
Energy and Mining	15,714	14,518	57,313	35,011
Commercial and Structural	4,238	2, 845	11,373	2,979
Operating Margins	*8.8%*	*8.7%*	*8.0%*	*5.6%*
Equity Earnings	1,971	940	6,359	3,471
Net Income (attributable to common shareholders)	$ 15,238	$ 15,212	$ 55,351	$ 36,873
Diluted Earnings-per-share	$ 0.39	$ 0.38	$ 1.40	$ 0.93

WHAT'S THE DIFFERENCE? AEGION™

Energy & Mining Business Segment Results

FOURTH QUARTER 2012 (millions, except margins and per share information)	United Pipeline Systems	Corrpro	Bayou	CRTS
Revenues	$ 41	$ 58.8	$ 34.7	$ 5.0
Gross Profit	9.3	15.3	6.7	1.6
Gross Margins	*22.8%*	*26.6%*	*19.4%*	*32.5%*
Backlog (as of 12/31)	$ 106	$ 76	$ 33.5	$28.5
			$23.5 at New Iberia	$23 for Wasit

FULL YEAR 2012 (millions, except margins and per share information)	United Pipeline Systems	Corrpro	Bayou	CRTS
Revenues	$ 164	$ 222	$ 116.3	$ 23.1
Gross Profit	36.6	57.3	21.3	11.8
Gross Margins	*22.4%*	*25.8%*	*18.3%*	*51.2%*

Per details given on the February 26, 2013 earnings call

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

In thousands, except per share information	Fourth Quarter 2012 Consolidated Results	Fourth Quarter 2012 Acquisition-Related Expenses	Fourth Quarter 2012 Results Excluding Acquisition-Related Expenses	2012 Consolidated Results	2012 Acquisition-Related Expenses	2012 Results Excluding Acquisition-Related Expenses
Operating Expenses	$ 44,633	$ (530)	$ 44,103	$ 174,006	$ (3,124)	$ 170,882
Operating Income	$ 23,718	$ 530	$ 24,248	$ 79,122	$ 3,124	$ 82,246
Taxes on Income	$ 6,231	$ 187	$ 6,418	$ 17,473	$ 434	$ 17,907
Net Income (attributable to Aegion Corporation)	$ 14,895	$ 343	$ 15,238	$ 52,661	$ 2,690	$ 55,351
Diluted EPS	$ 0.38		$ 0.39	$ 1.33		$ 1.40

Operating Income

In thousands, except per share information	Consolidated Results	Acquisition -Related Expenses	Restructuring Charges	Non-GAAP
2007	$ 13,530	$ -	$ --	$ 13,500
2012	$ 79,122	$ 3,124	$ --	$ 82,246

Diluted Earnings Per Share

(from continuing operations)

	As Reported	Acquisition-Related Expenses	Restructuring Charges	Prior Debt Redemption Cost	Non-GAAP
2009	$ 0.81	$ 0.13	$ 0.10	$ --	$ 1.04
2011	$ 0.67	$ 0.12	$ 0.04	$ 0.10	$ 0.93
2012	$ 1.33	$ 0.07	$ --	$ --	$ 1.40